ANNUAL REPORT -- December 31, 1998




                                 SKYLINE SMALL CAP
                                    CONTRARIAN





Skyline Special Equities Portfolio
Skyline Small Cap Value Plus
Skyline Small Cap Contrarian




                                 [SKYLINE FUNDS LOGO]

- LETTER from Daren C. Heitman, Portfolio Manager:(1)
---------------------------------------------
                                                               December 31, 1998

Dear Shareholder:

OVERVIEW

The Fund showed a gain of 1.13% in the fourth quarter, and for the year, the Fund showed a loss of 28.40%. The Russell 2000 Index delivered a gain of 16.31% for the fourth quarter and showed a loss of 2.55% for the year.

MARKET REVIEW

The big news of 1998 was the dominant performance of large company stocks compared to small company stocks. The S&P 500 Index showed a gain of 28.76% for the year compared to a loss of 2.55% for the Russell 2000 Index. This is the greatest disparity in performance between large and small company stocks since the Russell 2000 Index was created in 1979 and is likely one of the largest in the history of the stock market. Performance was directly correlated to size in 1998 as, even within the S&P 500 Index, the larger companies did better than the smaller companies. Interestingly, while the S&P 500 Index gained almost 30% for the year, the majority of stocks on the New York Stock Exchange showed a loss for the year.

The difference in performance in 1998 between large and small company stocks is explained by changes in their price/earnings multiples, as profit growth appears to have been about the same for each sector. With long-term interest rates declining from about 6% to 5% during the year, the P/E multiple of the S&P 500 Index increased nearly 30% and the P/E multiple of the Russell 2000 Index declined about 10%. It is highly unusual for such a major valuation diversion to occur. Most stock market observers attribute it to investors' desire for safety and liquidity during a time of international financial problems and fears of worldwide recession. Also, the increasing popularity of indexing techniques enhanced the returns of large cap stocks. While investors favored large cap stocks during 1998 for these reasons, we believe a terrific opportunity for small cap stocks has been created since they are at extraordinarily low relative valuation levels.

While the Russell 2000 Index ended the year nearly unchanged, there was enormous volatility during the year. Small stocks began the year with a nice advance, only to fall nearly 40% from their peak in April to their trough in early October. The subsequent rally, aided by three interest rate cuts by the Federal Reserve Board, nearly brought the Index back to even. This volatility was caused by two key problems. First, investors became very nervous about overseas problems in Asia, Latin America, and Russia. Second, U.S. companies began experiencing profit deterioration in the middle of the year.

Within the small cap market, growth stock investors showed better returns than value investors for both the fourth quarter and the year. Growth stock investors were helped by superior returns in technology, health care, and consumer stocks, areas in which they tend to focus. Value investors were hurt by sub-par returns in financial, energy,

                       ANNUAL REPORT - DECEMBER 31, 1998                       1
and economically sensitive stocks. While economic statistics indicate that the economy is healthy, economic weakness showed up in the industrial side of the economy and in the energy sector, hurting stock returns in those areas. Though pockets of the economy remain strong, such as the consumer area, overall economic growth has somewhat moderated over the past year. In general, a slowdown in economic growth causes problems for value-oriented investors.

PORTFOLIO REVIEW

We are very disappointed with the performance of the Fund in 1998. While the external environment clearly created headwind for our contrarian style, the degree of underperformance also required us to look internally for answers. We believe two issues contributed to the poor performance and we have made adjustments to address them. Most importantly, we emerged from this analysis committed as ever to the underlying strategy and any adjustments we make will not change the fundamental characteristics of the Fund.

Issue number one was a lack of companies reporting improvements in their fundamentals. We began the year with a portfolio of companies with poor business trends, and very few of them showed a meaningful improvement as the year progressed. This should correct itself partially with the passage of time, as we believe many of the companies we originally chose for the Fund will recover. In addition, we are also proactively adding new stocks with better near-term business trends to inject some momentum into the Fund. These new companies still have contrarian attributes; they are simply further into their turnarounds than the companies we originally purchased.

The second issue relates to diversification. In 1998, the stocks of small companies with poor business trends were highly correlated due to the external environment. This correlation worked to the disadvantage of the Fund's performance. We owned very small companies with strong value characteristics in a market where investors wanted large companies with growth characteristics. Making matters worse, our contrarian instincts drew us to troubled companies in an environment where investors seemed to want only companies with strong near term outlooks, regardless of valuation. While the Fund will always be a small-cap, contrarian fund, we can diversify within this category of stocks to minimize the chance of repeating 1998's performance. For example, we can move away from the micro-cap bias currently imbedded in the Fund by investing in companies with higher market capitalizations. The adjustment outlined in the preceding paragraph addresses this diversification goal.

OUTLOOK

In our opinion, a strong economy is the best catalyst for improving stock prices in the Fund. The Federal Reserve Board and central banks around the world are lowering interest rates to generate better economic growth. If they are successful, it should create a better environment for the companies in the Fund to show an improvement in their earnings. Also, it would likely improve investor confidence, a necessary condition in order to improve the valuation of small cap stocks in general. The Fund's deep value orientation should provide attractive leverage to these potential changes in the environment.

2                       ANNUAL REPORT - DECEMBER 31, 1998

Our only reservation is about near-term performance. This is because certain segments of the stock market appear to be at inflated levels, particularly large cap growth stocks and certain technology stocks. If these segments of the market decline significantly, the Fund will very likely decline also. However, we are extremely optimistic about performance over the long term because the valuation of the Fund today is so compelling relative to large cap stocks, current interest rates, and the potential earnings of the companies in the Fund.

Despite the rough inaugural year, we are still confident our contrarian style can deliver strong results, particularly over a long time frame. The most positive factor is the attractive absolute valuation of the Fund. As mentioned in the past, the Fund's extremely low price/book value ratio gives it enormous leverage to a turnaround in the underlying companies' results. We believe, with time, more and more of the companies in the Fund will achieve this turnaround.

/s/ Daren Heitman

- PORTFOLIO Characteristics(1)
---------------------------------------------

                                   SMALL CAP
                                  CONTRARIAN     RUSSELL 2000     S&P 500

PRICE/BOOK                           0.92            2.53           4.87
PRICE/SALES                          0.46            1.30           2.02
P/E RATIO (MEDIAN)                   14.3            20.0           24.6
-----------------------------------------------------------------------------
EPS GROWTH--5 YRS (HISTORICAL)       5.0%           16.6%          17.2%
EPS GROWTH--1 YR (FORECASTED)        15.6%          18.6%          12.2%
-----------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.         $130 million    $750 million   $60 billion
PORTFOLIO VALUE                  $5.2 million    $855 billion  $9,907 billion
NUMBER OF HOLDINGS                    41            1,932           500
-----------------------------------------------------------------------------
CUSIP #:                           830833604
INITIAL INVESTMENT:                 $1,000
SUBSEQUENT INVESTMENT:               $100
NET ASSET VALUE (PER SHARE):         $7.16

                       ANNUAL REPORT - DECEMBER 31, 1998                       3

- PERFORMANCE (%)(1)
---------------------------------------------

                                                             CALENDAR
                                  4Q              SINCE        YEAR
                                 1998    1998   INCEPTION(2) 1997(2)
 SMALL CAP CONTRARIAN            1.13   -28.40    -27.33       0.00
 RUSSELL 2000                   16.31   -2.55       1.21       3.91
 S&P 500                        21.31   28.76      28.29       0.80

- SECTOR Weightings (as of December 31, 1998)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary         28.3%
Energy                          4.2%
Financial Services             11.8%
Health Care                    12.0%
Materials & Processing         13.2%
Other                           3.0%
Producer Durables               7.6%
Technology                     11.0%
Cash                            1.4%
Autos & Transportation          7.5%

4                       ANNUAL REPORT - DECEMBER 31, 1998

- TOP Ten Holdings(3)

                                                             % OF NET ASSETS

-----------------------------------------------------------------------------

 CORAM HEALTHCARE CORP.
  Home infusion services                                                 3.8%
 IMATION CORP.
  Data storage products                                                  3.4%
 SENSORMATIC ELECTRONICS CORP.
  Anti-theft devices                                                     3.2%
 WILLBROS GROUP, INC.
  Engineering/construction firm                                          3.2%
 SMARTFLEX SYSTEMS, INC.
  Flexible circuit assembler                                             3.2%
 CLINTRIALS RESEARCH INC.
  Contract research firm                                                 3.2%
 RIGHT MGMT CONSULTANTS
  Outplacement & HR services                                             3.1%
 INTERTAN, INC.
  Consumer electronics retailer                                          3.0%
 QUEST DIAGNOSTICS INC.
  Diagnostic testing services                                            3.0%
 SPACEHAB, INC.
  Lab & supply modules                                                   3.0%
 TOP TEN HOLDINGS                                                       32.1%

- SECTOR Performance (as of December 31, 1998)
-----------------------------------------------------------------

                       4Q 1998                                               YTD 1998
-----------------------------------------------------  -----------------------------------------------------
                             SMALL CAP      RUSSELL                                 SMALL CAP      RUSSELL
                             CONTRARIAN      2000                                   CONTRARIAN      2000

Other                             19.9%        14.8%   Consumer Staples                  91.8%         1.3%
-----------------------------------------------------  -----------------------------------------------------
Producer Durables                  9.2         19.9    Other                             -1.0        -16.0
-----------------------------------------------------  -----------------------------------------------------
Technology                         8.3         32.9    Consumer Discretionary            -6.4          3.8
-----------------------------------------------------  -----------------------------------------------------
Financial Services                 6.0          6.3    Autos & Transportation           -15.7          1.1
-----------------------------------------------------  -----------------------------------------------------
Health Care                        2.8         27.0    Financial Services               -19.0         -7.2
-----------------------------------------------------  -----------------------------------------------------
Consumer Discretionary             2.6         21.4    Health Care                      -25.3          3.3
-----------------------------------------------------  -----------------------------------------------------
Autos & Transportation            -0.3         23.9    Producer Durables                -29.4         -7.2
-----------------------------------------------------  -----------------------------------------------------
Materials & Processing            -4.1         10.2    Technology                       -42.0         12.8
-----------------------------------------------------  -----------------------------------------------------
Energy                           -28.3        -15.5    Materials & Processing           -54.7        -12.3
-----------------------------------------------------  -----------------------------------------------------
Utilities                          N/A*        12.5    Energy                           -59.1        -49.6
-----------------------------------------------------  -----------------------------------------------------
Consumer Staples                   N/A*        14.8    Utilities                          N/A*        12.1
-----------------------------------------------------  -----------------------------------------------------

* NOT APPLICABLE

                       ANNUAL REPORT - DECEMBER 31, 1998                       5

- STOCK Highlights(3)
---------------------------------------------

 SMARTFLEX SYSTEMS, INC. (SFLX)
SFLX is a contract manufacturer that specializes in attaching semiconductors to flexible circuits. This skill is especially valuable to hard disk drive manufacturers, who account for 60% of SFLX's sales. Despite a very severe downturn in the hard disk drive industry, SFLX remained profitable and had positive cash flow throughout 1998 due to a significant improvement in its cost structure. When the inevitable recovery occurs, SFLX is poised to improve dramatically on its prior EPS record of $1.12 per share. Despite a bright long-term outlook, SFLX shares were purchased at an average cost of $ 8.75 per share, near book value and just two times SFLX's net cash level.

 WELLMAN, INC. (WLM)
WLM is a specialty chemicals company that manufactures two products, polyester fibers and PET resins. Polyester fibers are used mostly in apparel and home furnishings, while PET resins primarily end up as beverage containers and food packaging. Though WLM's end markets are growing only modestly, WLM has successfully increased its market share over the years. Earnings have ranged from $0.81 to $2.20 per share during the past 10 years, with an average of $1.52 per share. After a major expansion, to be completed in 1999, WLM's earnings power should exceed $3.00 per share. The shares were purchased at nearly $10 per share, which represents roughly 50% of book value and a very low multiple of its normal EPS.

- CHANGE in Value of a $10,000 Investment(1)
---------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SMALL CAP     RUSSELL      S&P

                      Contrarian       2000        500
Initial Investment       $10,000    $10,000    $10,000
1997                     $10,000    $10,391    $10,080
1998                      $7,160    $10,126    $12,748

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.

6                       ANNUAL REPORT - DECEMBER 31, 1998

NOTES TO PERFORMANCE

(1) The performance for the year ended December 31, 1998, and for period December 15, 1997 (inception) through December 31, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

                       ANNUAL REPORT - DECEMBER 31, 1998                       7

- PORTFOLIO Holdings as of December 31, 1998
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER       MARKET
                                                 DESCRIPTION              OF SHARES     VALUE
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 7.5%
  OTHER TRANSPORTATION - 7.5%
Kitty Hawk, Inc.(a)                  Air freight services                   13,600   $    149,600
Mesa Air Group, Inc.(a)              Regional airline                       15,100        117,969
Trailer Bridge, Inc.(a)              Marine transportation                  78,800        120,662
                                                                                     ------------
                                                                                          388,231
CONSUMER DISCRETIONARY - 28.3%
  COMMERCIAL SERVICES - 16.3%
Angelica Corp.                       Textile rental services                 8,200        152,725
DIMON Inc.                           Tobacco leaf wholesaler                19,900        148,006
Insurance Auto Auctions(a)           Auto salvage                           11,000        130,625
LESCO, Inc.                          Lawn care products                      8,300        106,863
Right Mgmt Consultants(a)            Outplacement & HR services             10,900        160,775
Unisource Worldwide, Inc.            Paper/shipping supplies                20,500        148,625
                                                                                     ------------
                                                                                          847,619
  CONSUMER PRODUCTS/SERVICES - 6.0%
Drypers Corp.(a)                     Makes disposable diapers               39,900        129,675
LADD Furniture, Inc.(a)              Furniture manufacturer                  8,100        131,119
Singer Company N.V. (The)(a)         Consumer durables                      13,200         51,975
                                                                                     ------------
                                                                                          312,769
  RETAIL - 6.0%
Discount Auto Parts, Inc.(a)         Auto parts stores                       3,200         70,200
InterTAN, Inc.(a)                    Consumer electronics retailer          27,200        158,100
Lechters, Inc.(a)                    Housewares chain                       32,700         80,728
                                                                                     ------------
                                                                                          309,028
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                          1,469,416
ENERGY - 4.2%
  EXPLORATION & PRODUCTION - 1.0%
Comstock Resources, Inc.(a)          Oil & gas producer                     17,200         52,675
  OTHER ENERGY - 3.2%
Willbros Group, Inc.(a)              Engineering/construction               30,200        167,988
                                                                                     ------------
  TOTAL ENERGY                                                                            220,663
FINANCIAL SERVICES - 11.8%
  INSURANCE - 7.4%
GAINSCO, INC.                        P&C insurance                          15,400         94,325
Highlands Insurance Group, Inc.(a)   P&C insurance                          11,000        143,687
Navigators Group, Inc. (The)(a)      P&C insurance                           9,300        144,150
                                                                                     ------------
                                                                                          382,162

8                       ANNUAL REPORT - DECEMBER 31, 1998

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER       MARKET
                                                 DESCRIPTION              OF SHARES     VALUE
                                     -----------------------------------  ---------  ------------
  OTHER FINANCIAL SERVICES - 4.4%
American Capital Strategies, Ltd.    Commercial finance                      5,900   $    101,775
Credit Acceptance Corp.(a)           Automobile finance services            17,800        130,163
                                                                                     ------------
                                                                                          231,938
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                                614,100
HEALTH CARE - 12.0%
  HEALTH CARE SERVICES - 10.0%
ClinTrials Research Inc.(a)          Contract research firm                 42,000        165,375
Coram Healthcare Corp.(a)            Home infusion services                104,500        195,937
Quest Diagnostics Inc.(a)            Diagnostic testing services             8,800        156,750
                                                                                     ------------
                                                                                          518,062
  MEDICAL EQUIPMENT/PRODUCTS - 2.0%
Allied Healthcare Products, Inc.(a)  Makes respiratory products             65,100        105,788
                                                                                     ------------
  TOTAL HEALTH CARE                                                                       623,850
MATERIALS & PROCESSING - 13.2%
  BUILDING/CONSTRUCTION PRODUCTS - 1.2%
American Residential(a)              HVAC repair services                   19,200         62,400
  INDUSTRIAL PRODUCTS - 2.9%
Global Industrial Tech.(a)           Conglomerate                           14,200        151,762
  METAL FABRICATIONS - 5.3%
Atchison Casting Corp.(a)            Steel & iron castings                  12,700        117,475
Citation Corp.(a)                    Castings manufacturer                  12,200        154,025
                                                                                     ------------
                                                                                          271,500
  SPECIALTY CHEMICALS - 1.4%
Wellman, Inc.                        PET resins/polyester fibers             7,400         75,387
  STEEL/IRON - 2.4%
Birmingham Steel Corp.(a)            Steel mini-mill                        30,000        125,625
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                            686,674
PRODUCER DURABLES - 7.6%
  CAPITAL GOODS - 0.2%
Kennametal Inc.                      Metal-cutting tools                       400          8,500
  ELECTRICAL EQUIPMENT/PRODUCTS - 3.2%
Sensormatic Electronics Corp.(a)     Anti-theft devices                     24,300        168,581

                       ANNUAL REPORT - DECEMBER 31, 1998                       9

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER       MARKET
                                                 DESCRIPTION              OF SHARES     VALUE
                                     -----------------------------------  ---------  ------------
  MACHINERY - 4.2%
Brown & Sharpe Manufacturing         Metrology instruments                  11,900   $     95,200
DT Industries, Inc.                  Packaging equipment                     7,700        121,275
                                                                                     ------------
                                                                                          216,475
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                                 393,556
TECHNOLOGY - 11.0%
  CONTRACT MANUFACTURING - 3.2%
Smartflex Systems, Inc.(a)           Flexible circuit assembler             23,100        167,475
  OTHER TECHNOLOGY - 7.8%
GENICOM Corp.(a)                     Computer support services              34,600         76,769
Imation Corp.(a)                     Data storage products                  10,000        175,000
PSC Inc.(a)                          Bar coding equipment                   16,300        154,850
                                                                                     ------------
                                                                                          406,619
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                        574,094
OTHER - 3.0%
SPACEHAB, Inc.(a)                    Lab & supply modules                   14,800        155,400
                                                                                     ------------
TOTAL COMMON STOCKS - 98.6%
(Cost $6,815,294)                                                                       5,125,984
MONEY MARKET INSTRUMENTS(b)
Yield 5.23% to 5.30%
  due July 1999
  Sara Lee Corp.                                                                           34,247
  Wisconsin Corp. Credit Union                                                            106,970
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 2.7%
(Cost: $141,217)                                                                          141,217
                                                                                     ------------
TOTAL INVESTMENTS - 101.3%
(Cost $6,956,511)                                                                       5,267,201
OTHER LIABILITIES LESS ASSETS - (1.3%)                                                    (69,385)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $  5,197,816
                                                                                     ------------
                                                                                     ------------

(a) Non-income producing security.

(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1998. Based on cost of investments.

 Based on cost of investments for federal income tax purposes of $6,956,511 on December 31, 1998, net unrealized depreciation was $1,689,310, consisting of gross unrealized appreciation of $205,532 and gross unrealized depreciation of $1,894,842

 See accompanying notes to financial statements.

10                       ANNUAL REPORT - DECEMBER 31, 1998

- STATEMENT of Assets & Liabilities as of December 31, 1998
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $6,956,511)            $ 5,267,201
Receivable for:
  Securities sold                         $129,436
  Dividends and interest                     3,169
  Shares sold                               12,100
  Due from Adviser                             659      145,364
                                          --------
  Organization costs, net of accumulated
    amortization of $10,432                              36,848
                                                    -----------
Total assets                                          5,449,413
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $196,740
  Shares redeemed                           10,683
  Comprehensive management fee               7,326
  Organization costs                        36,848      251,597
                                          --------  -----------
Net assets applicable to shares
  outstanding                                       $ 5,197,816
                                                    -----------
                                                    -----------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           725,870
                                                    -----------
                                                    -----------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                        $      7.16
                                                    -----------
                                                    -----------
ANALYSIS OF NET ASSETS
Paid-in capital                                     $ 7,641,734
Undistributed net realized loss on sales
  of investments                                       (754,608)
Unrealized depreciation of investments               (1,689,310)
                                                    -----------
Net assets applicable to shares
  outstanding                                       $ 5,197,816
                                                    -----------
                                                    -----------

 See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1998                      11

- STATEMENT of Operations Year Ended December 31, 1998
------------------------------------------------------------------------

Investment income
  Dividends                                         $    21,772
  Interest                                               23,953
                                                    -----------
Total investment income                                  45,725

Expenses:
  Comprehensive management fee                           98,075
  Fees to unafilliated trustees                          12,152
  Amortization of organization costs                      9,994
                                                    -----------
Total expenses                                          120,221
Less expense reimbursement by Adviser                    (5,788)
                                                    -----------
Total expenses absorbed by the Fund                     114,433
                                                    -----------
Net investment loss                                     (68,708)

Net realized and unrealized loss on investments:
  Net realized loss on sales of investments            (754,608)
  Net change in unrealized appreciation              (1,700,480)
                                                    -----------
Net realized and unrealized loss on investments      (2,455,088)
                                                    -----------
Net decrease in net assets resulting from
  operations                                        $(2,523,796)
                                                    -----------
                                                    -----------

 See accompanying notes to financial statements.

12                       ANNUAL REPORT - DECEMBER 31, 1998

- STATEMENTS of Changes in Net Assets
---------------------------------------------

                                                   YEAR ENDED                 FOR THE PERIOD
                                                    12/31/98              12/15/97(a) - 12/31/97
                                                  ------------            ----------------------
From operations:
  Net investment loss                               $  (68,708)                 $     (544)
  Net realized loss on sales of
    investments                                       (754,608)                         --
  Net change in unrealized appreciation             (1,700,480)                     11,170
                                                 -------------                ------------
Net (decrease) increase in net assets
  resulting from operations                         (2,523,796)                     10,626
From share transactions:
  Proceeds from shares sold                          6,055,498                   4,743,861
  Payments for shares redeemed                      (3,086,403)                     (1,970)
                                                 -------------                ------------
Net increase in net assets resulting
  from share transactions                            2,969,095                   4,741,891
                                                 -------------                ------------
Total increase in net assets                           445,299                   4,752,517
Net assets at beginning of period                    4,752,517                          --
                                                 -------------                ------------
Net assets at end of period                         $5,197,816                  $4,752,517
                                                 -------------                ------------
                                                 -------------                ------------

(a) Commencement of operations.

 See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1998                      13

- FINANCIAL Highlights
---------------------------------------------

                                                       FOR THE PERIOD
                                          YEAR ENDED   12/15/97(a) TO
                                           12/31/98       12/31/97
                                          ----------------------------
Net asset value at beginning of period    $   10.00    $     10.00
                                          ----------       -------
Income from investment operations
  Net investment loss                         (0.09)          0.00
  Net realized and unrealized loss on
    investments                               (2.75)          0.00
                                          ----------       -------
    Total from investment operations          (2.84)          0.00
                                          ----------       -------
Net asset value at end of period          $    7.16    $     10.00
                                          ----------       -------
                                          ----------       -------
Total Return                                (28.40%)         0.00%(b)
Ratios/Supplemental Data
  Ratio of expenses to average net
    assets:
    Before expense reimbursement              1.84%          1.71%(c)
    After expense reimbursement               1.75%          1.71%(c)
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement             (1.14%)        (0.29%)(c)
    After expense reimbursement              (1.05%)        (0.29%)(c)
  Portfolio turnover rate                       80%             0%(c)
  Net assets, end of period (in
    thousands)                            $   5,198    $     4,753
                                          ----------       -------
                                          ----------       -------

(a) Commencement of operations.

(b) For the period December 15, 1997 to December 31, 1997.

(c) Ratios have been determined on an annualized basis.

 See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 1998

-NOTES to Financial Statements
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Contrarian ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1998, the Fund had capital loss carryforwards of $754,608. This loss may be used to offset future gains arising in tax years through 2006.

                       ANNUAL REPORT - DECEMBER 31, 1998                      15

-NOTES to Financial Statements (continued)
------------------------------------------------------------------------

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1998 was $98,075. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund. For the year ended December 31, 1998 the Adviser reimbursed the Fund $5,788.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1998, the Fund paid fees of $12,152 to its unaffiliated trustees.

In connection with the organization of the Fund, organizational costs of $47,280 were advanced to the Fund by the Adviser. This expense is being amortized on a straight line basis through December 15, 2002. The Fund will reimburse the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

16                       ANNUAL REPORT - DECEMBER 31, 1998

------------------------------------------------------------------------

                                       3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                                   FOR THE PERIOD
                                     YEAR ENDED     12/15/97 TO
                                      12/31/98        12/31/97
                                     -----------------------------
Shares sold                             657,971         475,238
Less shares redeemed                   (407,139)           (200)
                                     -----------  ----------------
Net increase in shares outstanding      250,832         475,038
                                     -----------  ----------------
                                     -----------  ----------------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1998, were as follows:

Cost of purchases                $ 8,114,979
Proceeds from sales                4,787,726

                       ANNUAL REPORT - DECEMBER 31, 1998                      17

- REPORT of Independent Auditors
---------------------------------------------

To the Shareholders of Skyline Small Cap Contrarian and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Contrarian as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the period December 15, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Contrarian at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the period December 15, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
January 25, 1999

18                       ANNUAL REPORT - DECEMBER 31, 1998

- REPORT of Results of Shareholder Meeting
---------------------------------------------

On August 28, 1998, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a new investment advisory agreement between the Fund and Skyline Asset Management, L.P. (the "Adviser") without any substantive changes from the agreement with the Adviser that existed prior to the Special Meeting and elected Richard K. Pearson to the Board of Trustees. The members of the Board of Trustees who continued in office after the meeting are William L. Achenbach, William M. Dutton, Paul J. Finnegan and David A. Martin. The holders of the majority of the outstanding shares of the Fund approved the new investment advisory agreement by the votes shown below:

For                 395,421
Against               3,960
Abstain               7,007
Total               406,388

The holders of the majority of the shares of all Funds voting together elected Mr. Pearson to the Board of Trustees by the votes shown below:

For              23,261,507
Withheld            511,956
Total            23,773,463

- REPORT for the Year Ended December 31, 1998
---------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

                       ANNUAL REPORT - DECEMBER 31, 1998                      19

                      This page left blank intentionally.

20                       ANNUAL REPORT - DECEMBER 31, 1998

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606